UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Africa & Middle East Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets generally declined in U.S. dollar terms in the six months ended April 30, 2015, as local returns were reduced by a strong dollar versus various currencies in the region. Most Gulf Cooperation Council (GCC) markets were dragged lower as oil prices declined, though oil closed above its lowest levels of the period. In northern Africa, Egyptian shares fell moderately, but Moroccan stocks fell more significantly. South African stocks posted strong gains in rand terms as the economy seemed to be bottoming, helped by lower oil prices. In sub-Saharan Africa, OPEC member Nigeria’s market dropped 16%.

Your fund returned -0.65% in the last six months. As shown in the Performance Comparison table, the fund performed mostly in line with its benchmark. Good stock selection in Saudi Arabia, the United Arab Emirates (UAE), and Qatar helped fund performance. Some of our UK-based holdings with operations in Africa and the Middle East also did well, but weak stock selection in the relatively strong South African market reduced our performance advantage. Country allocations also detracted from our results, primarily due to our South Africa underweight and our Egypt overweight. Larger allocations to our UK holdings that performed well would have helped our results, too.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
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4/05
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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL

Saudi Arabia
The S&P Saudi Arabia Index returned -2.92% in the last six months. At 26% of fund assets, Saudi Arabia is our second-largest country allocation, and we are slightly underweighting it versus the benchmark, as the market looks a bit expensive relative to its history.

In November, the kingdom convinced the OPEC cartel to maintain its current production level, which accelerated last year’s oil price decline. This decision is widely believed to be an attempt to force high-cost producers, such as U.S. shale explorers, to cut their output, thus preserving the kingdom’s global market share. While oil has rebounded somewhat from its lowest levels of the last six months—a trend that the Saudis seem to expect to continue—lower oil prices are weighing on Saudi Arabia’s macro backdrop. The kingdom has also managed a smooth power transition from King Abdullah, who died in January, to King Salman. Perhaps most importantly for investors, Saudi Arabia has announced that its stock market will open directly to foreign investors on June 15, 2015.

In the Saudi banking industry, we prefer to own higher-quality franchises focused primarily on corporate lending, such as Samba Financial. Samba had been trading at a discount to the industry, and shares did well in the last six months. Saudi British Bank, another quality holding with a fairly high return on equity, and Banque Saudi Fransi were lackluster, in part because of a general slowdown in corporate lending. Riyad Bank declined, and we eliminated it from the portfolio. The company had been a strong performer for some time, but shares faltered as earnings growth appeared to be slowing in response to the changing macro environment. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

An unexpected tailwind for consumer businesses in the last few months was the new king’s decree for government employees and others to receive bonuses equivalent to two months’ salary. In the last six months, Herfy Food Services and Jarir Marketing were two of our top performers. Herfy is a fast-food restaurant chain that saw an increase in store traffic, while Jarir Marketing is an electronics retailer that reported a 23% gain in first-quarter profits and increased its dividend. We trimmed our position on strength. Al Tayyar Travel Group is a large and well-managed travel service provider in a fragmented market. While gains were relatively modest, we believe the company is positioning itself to benefit from increased religious tourism. Food manufacturer and grocery store operator Savola declined, as shares were hurt by a weaker-than-expected first-quarter earnings report. However, we expect the company’s earnings growth to accelerate in the next couple of years.

The plunge in oil prices weighed significantly on our two petrochemical companies, Saudi Basic Industries and Yanbu National Petrochemicals. We eliminated the former, in part because we anticipate a dividend cut. We maintained our position in Yanbu because its valuation is attractive and its ability to generate cash flow in the medium term seems intact. Even if the dividend is cut, Yanbu could use some of its cash reserves to keep it at an attractive level.

United Arab Emirates
The UAE market returned about -4% in the last six months. Dubai has become a regional trade and tourism hub, and the emirate has enjoyed a robust property market recovery in the last few years—though it has cooled over the last year. Banks are key beneficiaries of the UAE economic recovery and the healthy macro backdrop. In fact, UAE banks have some of the highest capital ratios in the GCC, and we believe they are in a better position than their regional peers to deliver strong returns on equity and earnings growth. In addition, because Gulf currencies are pegged to the U.S. dollar, the banks should benefit from rising short-term U.S. interest rates. In the last six months, our investment in Abu Dhabi Commercial Bank edged lower, whereas Emirates NBD and First Gulf Bank produced gains. We are maintaining our positions, as all three are well capitalized and have attractive yields, and we intend to add to them on weakness.

In real estate, our positions in Emaar Properties and DAMAC Real Estate Development weighed on our results in the last six months, but they have been significant contributors in recent years. We eliminated DAMAC because we have stronger conviction in Emaar. Two of our industrials and business services holdings, air freight and logistics company Aramex and global ports operator DP World, performed well. Aramex recently reported a 10% increase in first-quarter profits, raised its dividend, and is considering acquisitions, while DP World is expanding its massive Dubai port to accommodate continued growth across the region. We believe the port’s expansion will boost the company’s earnings growth over the next few years.

Qatar
The Qatari stock market declined about 8.5% in the last six months, reflecting slower economic growth and weaker oil prices, as well as some profit taking following the market’s strong performance prior to the country’s move to the emerging markets universe. Our positions in Qatar National Bank and Commercial Bank of Qatar hurt our results. We eliminated the latter due to weaker-than-expected earnings and declining returns on equity. We maintained a position in the former because it is a higher-quality bank and is benefiting from its exposure to the recovering Egyptian economy. On the plus side, Gulf Warehousing was one of the fund’s top contributors to performance. The company recently reported a 40% increase in first-quarter net profit as it continues to benefit from the arrival of construction equipment to be used as the country prepares to host the 2022 World Cup soccer tournament.

Kuwait and Oman
Stocks in oil producers Kuwait and Oman fell 10% and 8%, respectively, in the last six months, as falling oil prices and reduced government spending are weighing on their economies. We had only two investments in Kuwait—conglomerate Kuwait Projects Company and National Bank of Kuwait—at the end of October 2014 and only Bank Muscat in Oman. We eliminated all of these holdings during our reporting period in favor of better investment opportunities elsewhere.

AFRICA

South Africa
South African stocks produced a solid 14% return in local currency terms in the last six months but only about 5% in U.S. dollar terms because the dollar appreciated versus the rand. South African growth has been hindered by high unemployment and inflation and occasional labor unrest. However, the sharp drop in oil prices since mid-2014 is reducing inflation pressures and providing much-needed relief to consumers in this major oil-importing nation. With this backdrop in mind, our view of the outlook for several stocks has improved, and we have increased our South African exposure from 25% to 34% of assets. Our South African position remains a substantial underweight versus the large benchmark position, albeit to a lesser extent than in the past, due to the interesting ideas we find in other countries.

Many South African companies have excellent management teams, and our investments are generally directed toward high-quality growers whose primary source of revenue comes from emerging countries or other parts of Africa. In the last six months, pay-TV operator Naspers was the fund’s top absolute contributor. Unfortunately, some of our other large South African investments were disappointing, such as telecom company MTN Group, which has business in nearly two dozen African and Middle Eastern countries; pharmaceutical company Aspen Pharmacare Holdings; and Shoprite Holdings, the continent’s largest food retailer with operations in 16 countries. Broad emerging markets currency weakness, which is having a detrimental impact on their earnings, was a key factor in their underperformance. We trimmed our position in MTN Group.

We made some notable changes to our South African holdings. For example, we added retailers Truworths International and Woolworths Holdings to the portfolio. We believe these former fund holdings will benefit from an improving economic and consumer environment. Likewise, a more favorable environment will benefit banks and other financial services companies, so we added FirstRand, Capitec Bank Holdings, capital markets company Brait, and Barclays Africa Group. In fact, FirstRand, which we consider to be the highest-quality financial company in the country, and Capitec were two of the fund’s top contributors. We eliminated several underperforming holdings, such as Raubex; Group Five; and Impala Platinum, which has been hurt by mining strikes and weak platinum prices.

Sub-Saharan Africa
Most of our assets in this region are in Kenya and Nigeria. In Kenya, which has had strong economic growth for the last couple of years, the market rose more than 11% in our reporting period. With stock valuations generally full, interest rates likely to rise because of inflation, and a poor rainy season affecting the economically important agricultural sector, our near-term outlook is less bullish. Mobile telecom company Safaricom continued its remarkable ascent and was our second-largest absolute contributor to performance. ARM Cement was disappointing, but we believe the company’s new plant in Tanzania will generate strong revenues in the years ahead. Our bank investments were mixed.

The environment in Nigeria has been challenging, as evidenced by declining oil prices, election-related uncertainty, slowing economic activity, and a nearly 17% decrease in the value of the naira versus the dollar in the last six months. While the election of challenger Muhammadu Buhari removed a major source of uncertainty, we are cautious about the country’s near-term prospects, as further currency weakness is likely and the inflationary effect of the naira’s devaluation is yet to be fully reflected in consumer prices. Rising interest rates in response to inflation would further squeeze the consumer. Our investments in banks and consumer-oriented companies fared poorly in the last six months, and we eliminated Dangote Cement from the fund.

Egypt and Morocco
Egyptian shares fell almost 3% in dollar terms in the last six months, but the economy appears to be returning to a sustainable growth trajectory. Supporting factors include continued financial assistance from GCC countries and the implementation of economic reforms, which should encourage private investment. Corporate loan growth has been picking up, which helped lift shares of Commercial International Bank Egypt, one of the largest private banks in the country. On the other hand, capital markets company Egyptian Financial Group—Hermes Holding was one of our largest detractors. Late in our reporting period, this investment bank announced that it will seek to raise additional capital. Nevertheless, we believe the company is poised to benefit from increasing capital markets activity. Two new Egyptian holdings are real estate company Six of October Development, which we believe will experience an increase in property sales, and snack food maker Edita Food Industries, a high-quality company with a strong distribution network.

Morocco’s stock market dropped more than 14% in the last six months. Its economic recovery continues at a slow pace, but we believe the three- to five-year outlook is favorable. Our investment in Attijariwafa Bank declined, and we established a position in Societe des Brasseries du Maroc, a market-dominating brewer. Beer volumes have declined for several years, in part because of tax increases and the timing of Ramadan fasting, but we believe these and other headwinds are fading and that beverage sales will increase over the next few years.

UK Companies Operating in Africa and the Middle East
As of April 30, 2015, we had about 3% of assets invested in UK companies with operations in Africa and the Middle East. These investments help us diversify the portfolio and provide exposure to markets that may not be directly accessible through local-listed equities.

Investec, a South African asset manager and investment bank, generated mild gains, but Petra Diamonds, which has most of its mines in South Africa, declined in our reporting period. The pricing environment for diamonds has been weak, and the company recently reported worse-than-expected financial results. Centamin, which operates a gold mine in Egypt, produced solid returns due to strong operational results and higher revenue. Jordan-based Hikma Pharmaceuticals was a very strong contributor, but we eliminated it because earnings expectations have risen significantly following the discovery of new drugs, and we believe other companies have a better risk/reward trade-off.

OUTLOOK

The Africa and Middle East region has underperformed other emerging regions following the precipitous fall in the price of oil. However, the impact of lower oil prices varies. Oil-importing nations, such as Egypt, Morocco, and South Africa, will receive a boost in the form of lower trade deficits and less inflation pressure, but oil exporters, such as GCC countries and Nigeria, will face some headwinds, such as reduced government revenues. Many GCC nations have huge sovereign reserves, however, which should enable them to proceed with planned infrastructure investments.

The region is about more than just oil. We believe that the region’s robust long-term outlook is driven by attractive demographics, rising urbanization and infrastructure investment, and a strong asset base in natural resources. While growth in emerging markets is generally slowing, many African and Middle Eastern markets continue to grow at high rates, driven by structural domestic demand. This is translating into strong corporate earnings growth that we believe can be sustained by various businesses in the years ahead.

In North Africa, the outlook is improving, as the region is linked to the recovery in Europe. In sub-Saharan Africa, the long-term outlook remains strong. Economic growth is underpinned by a young population, with around 60% of Africa’s population under 24 years old. By 2040, Africa will have the world’s largest working population. As for South Africa, we are turning more positive given the improving economic and consumer environment, and we remain focused on high-quality companies benefiting from growth in sub-Saharan Africa or the improving domestic environment.

While stock prices in the region have risen sharply over the last few years, we believe that the fundamentals generally remain favorable and that strong growth will continue to lift asset values over time. The recent pullback in various markets has created opportunities for us to invest in or add to positions in well-run companies with domestic and international competitive advantages. As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

May 21, 2015

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Naspers, South Africa	8.8%
Samba Financial, Saudi Arabia	4.1
Aspen Pharmacare Holdings, South Africa	4.0
Commercial International Bank Egypt, Egypt	3.3
FirstRand, South Africa	3.3
Sanlam, South Africa	2.8
Banque Saudi Fransi, Saudi Arabia	2.7
Saudi British Bank, Saudi Arabia	2.5
MTN Group, South Africa	2.4
Safaricom, Kenya	2.2
Emirates NBD, United Arab Emirates	2.2
Jarir Marketing, Saudi Arabia	2.2
Al Mouwasat Medical Services, Saudi Arabia	2.1
Aramex, United Arab Emirates	2.1
Mr Price, South Africa	2.0
Brait, South Africa	1.9
Gulf Warehousing, Qatar	1.9
Almarai, Saudi Arabia	1.7
Herfy Food Services, Saudi Arabia	1.7
Al Tayyar Travel Group, Saudi Arabia	1.7
Yanbu National Petrochemicals, Saudi Arabia	1.7
Barclays Africa Group, South Africa	1.6
Savola, Saudi Arabia	1.6
Capitec Bank Holdings, South Africa	1.6
First Gulf Bank, United Arab Emirates	1.5
Total	63.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 10.57	$ 8.76	$ 7.31	$ 6.51	$ 7.64	$ 7.06
Investment activities						
Net investment income[1]	0.12	0.12	0.13	0.14	0.13	0.12
Net realized and unrealized gain / loss	(0.21)	1.83	1.54	0.76	(1.10)	0.61
Total from investment activities	(0.09)	1.95	1.67	0.90	(0.97)	0.73
Distributions						
Net investment income	(0.13)	(0.13)	(0.15)	(0.10)	(0.12)	(0.15)
Net realized gain	–	(0.01)	(0.07)	–	(0.04)	–
Total distributions	(0.13)	(0.14)	(0.22)	(0.10)	(0.16)	(0.15)
NET ASSET VALUE						
End of period	**$ 10.35**	**$ 10.57**	**$ 8.76**	**$ 7.31**	**$ 6.51**	**$ 7.64**

Ratios/Supplemental Data

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Total return[2]	(0.65)%	22.60%	23.46%	14.09%	(12.98)%	10.61%
Ratio of total expenses to average net assets	1.46%[3]	1.42%	1.47%	1.52%	1.50%	1.47%
Ratio of net investment income to average net assets	2.47%[3]	1.27%	1.65%	2.10%	1.79%	1.69%
Portfolio turnover rate	42.8%	59.3%	56.1%	65.0%	65.9%	91.2%
Net assets, end of period (in thousands)	$ 212,431	$ 223,910	$ 181,556	$ 149,791	$ 144,759	$ 232,929

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
BOTSWANA 0.9%		
Common Stocks 0.9%		
Letshego Holdings	5,995,395	1,877
Total Botswana (Cost $1,696)		1,877
EGYPT 8.6%		
Common Stocks 8.6%		
Commercial International Bank Egypt, GDR (USD)	1,021,123	7,045
Edita Food Industries, GDR (USD) (1)	61,000	961
Edita Food Industries, GDR (USD) (1)(2)	125,805	1,981
Egyptian Financial Group-Hermes Holding (1)	906,462	1,691
Ghabbour Auto (1)	1,912,440	1,251
Juhayna Food Industries	1,967,023	2,413
OCI (EUR) (1)	57,679	1,702
Six of October Development (1)	777,121	1,156
Total Egypt (Cost $18,193)		18,200
KENYA 6.2%		
Common Stocks 6.2%		
ARM Cement	1,622,476	1,355
Diamond Trust Bank Kenya	390,000	948
Equity Group Holdings Kenya	5,957,900	3,131
Kenya Commercial Bank	3,273,700	2,180
Safaricom	25,848,200	4,766
Scan	1,854,500	870
Total Kenya (Cost $11,077)		13,250
MOROCCO 2.1%		
Common Stocks 2.1%		
Attijariwafa Bank	87,272	3,246

Societe des Brasseries du Maroc	6,064	1,314
Total Morocco (Cost $4,963)		4,560

NIGERIA 3.1%

Common Stocks 3.1%

Guaranty Trust Bank	8,369,364	1,209
Nestle Foods Nigeria	321,349	1,518
Nigerian Breweries	2,476,267	1,954
Zenith Bank	16,883,972	1,794
Total Nigeria (Cost $6,393)		6,475

QATAR 3.4%

Common Stocks 3.4%

Gulf Warehousing	201,239	4,021
Qatar National Bank	58,044	3,146
Total Qatar (Cost $4,673)		7,167

SAUDI ARABIA 25.7%

Participation Notes 25.7%

Al Khaleej Training & Education Company, Bank of America Merrill Lynch, 7/24/17 (USD)	109,148	1,608
Al Mouwasat Medical Services, Citibank, 7/24/17 (USD)	79,400	2,864
Al Mouwasat Medical Services Goldman Sachs, 4/23/18 (USD) (1)	46,226	1,667
Al Tayyar Travel Group, HSBC Bank, 1/7/16 (USD) (1)	123,588	3,584
Almarai, HSBC Bank, 7/31/17 (USD)	153,462	3,693
Banque Saudi Fransi, Citibank, 7/24/17 (USD)	268,286	2,762
Banque Saudi Fransi, Deutsche Bank, 9/27/16 (USD)	293,342	3,019
Herfy Food Services, Morgan Stanley, 2/3/16 (USD)	113,472	3,676
Jarir Marketing, Citibank, 7/24/17 (USD)	75,297	4,613
Samba Financial, Deutsche Bank, 9/27/16 (USD)	480,794	3,949

Samba Financial, HSBC Bank, 6/29/17 (USD)	245,661	2,018
Samba Financial, Morgan Stanley, 9/28/15 (USD)	346,756	2,848
Saudi Airlines Catering Bank of America Merrill Lynch, 4/16/18 (USD)	63,089	2,932
Saudi British Bank, Goldman Sachs, 4/23/18 (USD) (1)	150,379	1,472
Saudi British Bank, HSBC Bank, 1/22/18 (USD)	400,951	3,924
Savola, Bank of America Merrill Lynch, 3/2/17 (USD)	53,432	1,104
Savola, Goldman Sachs, 4/23/18 (USD) (1)	111,208	2,298
United International Transportation Bank of America Merrill Lynch, 7/7/16 (USD)	19,753	313
United International Transportation Morgan Stanley, 11/25/16 (USD)	176,686	2,803
Yanbu National Petrochemicals, HSBC Bank, 7/31/17 (USD) (1)	247,594	3,532
Total Saudi Arabia (Cost $50,013)		54,679

SOUTH AFRICA 34.4%

Common Stocks 34.4%

AngloGold Ashanti (1)	126,467	1,436
Aspen Pharmacare Holdings	278,346	8,449
Barclays Africa	216,268	3,461
Bidvest Group	60,625	1,640
Brait	537,382	4,089
Capitec Bank Holdings	70,553	3,319
Discovery	96,818	1,071
FirstRand	1,458,823	6,961
Imperial Holdings	77,382	1,293
Mr Price	195,007	4,167
MTN Group	253,469	5,079
Naspers, N Shares	119,575	18,763
Royal Bafokeng Platinum (1)	253,953	1,107
Sanlam	910,538	5,882
Shoprite Holdings	84,440	1,206
Tiger Brands	61,143	1,592
Truworths International	205,342	1,496

Petra Diamonds (1)	760,048	1,842
Total United Kingdom (Cost $6,019)		6,660
ZAMBIA 0.6%		
Common Stocks 0.6%		
Standard Chartered Bank Zambia	3,778,338	988
Zambeef Products (1)	645,315	277
Total Zambia (Cost $1,187)		1,265
ZIMBABWE 0.5%		
Common Stocks 0.5%		
Econet Wireless Zimbabwe (USD)	2,128,661	1,043
Total Zimbabwe (Cost $1,459)		1,043
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Reserve Investment Fund, 0.06% (3)(4)	1,009	1
Total Short-Term Investments (Cost $1)		1
Total Investments in Securities		
99.6% of Net Assets (Cost $182,122)		$ 211,679

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,981 and represents 0.9% of net assets.

(3) Seven-day yield

(4) Affiliated Companies

EUR Euro

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 4/30/15		Year Ended 10/31/14
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	2,562	$	2,592
Net realized gain		7,761		30,297
Change in net unrealized gain / loss		(12,359)		6,625
Increase (decrease) in net assets from operations		(2,036)		39,514
Distributions to shareholders				
Net investment income		(2,684)		(2,677)
Net realized gain		–		(206)
Decrease in net assets from distributions		(2,684)		(2,883)
Capital share transactions*				
Shares sold		26,703		77,123
Distributions reinvested		2,428		2,662
Shares redeemed		(35,934)		(74,116)
Redemption fees received		44		54
Increase (decrease) in net assets from capital share transactions		(6,759)		5,723
Net Assets				
Increase (decrease) during period		(11,479)		42,354
Beginning of period		223,910		181,556
End of period	**$**	**212,431**	**$**	**223,910**
Undistributed net investment income		2,027		2,149
*Share information				
Shares sold		2,678		7,794
Distributions reinvested		273		306
Shares redeemed		(3,618)		(7,630)
Increase (decrease) in shares outstanding		(667)		470

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 58% of the fund’s net assets were invested in emerging markets and 39% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Participation Notes The fund may invest in participation notes, through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $89,857,000 and $94,532,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused.

As of October 31, 2014, the fund had $314,108,000 of available capital loss carryforwards, which expire as follows: $100,196,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,387,000 in fiscal 2019.

At April 30, 2015, the cost of investments for federal income tax purposes was $182,143,000. Net unrealized gain aggregated $29,504,000 at period-end, of which $34,348,000 related to appreciated investments and $4,844,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $93,000 for Price Associates; $132,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $4,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2015, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three- and five-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015